SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 2, 2004


                           RCG COMPANIES INCORPORATED
             (Exact name of registrant as specified in its charter)


         Delaware                      1-8662                   23-2265039
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(State or other jurisdiction      (Commission File             (IRS Employer
     or incorporation)                Number)                Identification No.)


         6836 Morrison Blvd., Suite 200, Charlotte, North Carolina 28211
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (704) 366-5054


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          (Former name or former address, if changed since last report)

Item 4.  Changes In Registrant's Certifying Accountant

On April 1, 2004, the Audit Committee engaged BDO Seidman, LLP ("BDO") as the Company's independent accountant and auditor for the fiscal year ending June 30, 2004. During the two most recent fiscal years and subsequent interim period through April 1, 2004, the Company did not consult with BDO regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company's financial statements, or (3) any other matter that was the subject of a disagreement (as set forth in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as set forth in Item 304(a)(1)(v) of Regulation S-K).

Item 5.  Other Events and Regulation FD Disclosure.

         99.1     Press Release dated April 2, 2004.

         99.2     Press Release dated April 2, 2004.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release dated April 2, 2004.

                  99.2     Press Release dated April 2, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RCG COMPANIES INCORPORATED


Date: April 2, 2004                     By: /s/ William W. Hodge
                                            ----------------------------------
                                            Name: William W. Hodge
                                            Its: Chief Financial Officer